EXHIBIT 10.21
                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT dated as of December 4, 1996 (this "Pledge Agreement"), made by Associated Business & Commerce Holdings, Inc. ("Borrower") to TIG Reinsurance Company ("Lender").

         PRELIMINARY STATEMENTS. 1. Reference is made to the Term Loan Agreement dated as of December 4, 1996 between Borrower and Lender (the Term Loan Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Term Loan Agreement"). The terms defined in the Term Loan Agreement and not otherwise defined in this Pledge Agreement which are used in this Pledge Agreement shall have the meanings set forth in the Term Loan Agreement.

         2. It is a condition precedent to the obligation of Lender to make the Term Loan to Borrower as provided in the Term Loan Agreement that Borrower shall have granted the security interest contemplated by this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make the Term Loan under and in accordance with the terms of the Term Loan Agreement, Borrower hereby agrees as follows:

         SECTION 1. PLEDGE. Borrower hereby pledges and grants a continuing security interest to Lender in all of the following (the "Pledged Collateral"):

         (a) all of the stock described in Schedule I hereto (the "Pledged Shares") and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

         (c) in the event of any consolidation or merger in which the ABCIC is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from suchconsolidation or merger;


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         (d) all proceeds of and to any of the property of the Borrower described in the preceding clauses of this Section 1 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Borrower in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

         SECTION 2. SECURITY FOR OBLIGATIONS. The Pledged Collateral secures the prompt and complete payment when due of all the Obligations.

         SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Lender shall have the right, at any time after the occurrence of a Default or Event of Default in its discretion and without notice to Borrower, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a). In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

         (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

         (b) Borrower is the sole legal and beneficial owner of the Pledged Collateral free and clear of any Lien, option or other charge or encumbrance, except for the security interest created by this Pledge Agreement.

         (c) The pledge of the Pledged Shares pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the obligations.

         (d) The execution, delivery and performance by the Borrower of this Pledge Agreement does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order or Law applicable to it.

         (e) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Borrower of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of the Pledge Agreement by Borrower, or (ii) for the exercise by Lender of the

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

voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except, with respect to such performance or exercise of rights, as may be required in connection with such disposition by laws affecting the offering and sale of securities generally, and except for approval of the Florida Insurance Department and/or one or more other state insurance departments).

         (f) Except for the ABCIC Preferred, the Pledged Shares constitute all of the issued and outstanding shares of stock of ABCIC.

         (g) There are no restrictions upon the voting rights associated with or the transfer of, any of the Collateral except as provided by any applicable federal or state securities Law. Borrower has (i) the right to vote the Collateral, and (ii) the legal right and corporate power and authority to pledge and grant a security interest in, and to otherwise transfer, the Collateral in the manner provided herein.

         SECTION 5. FURTHER ASSURANCES. Borrower agrees

         (a) that at any time and from time to time, at the expense of Borrower, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral;

         (b) keep full and accurate books and records relating to the Pledged Collateral, and stamp or otherwise mark such books and records in such manner as the Lender may reasonably require in order to reflect the security interests granted by this Agreement; and

         (c) permit representatives of the Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from the Borrower's books and records pertaining to the Pledged Collateral, and permit representatives of the Lender to be present at the Borrower's place of business to receive copies of all communications and remittances related to the Collateral, and forward copies of any notices or communications received by the Borrower with respect to the Collateral, all in such manner as the Lender shall require.

         SECTION 6. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Default or Event of Default shall have occurred:

         (i) Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Term Loan Agreement; PROVIDED, HOWEVER, that Borrower shall not exercise or refrain from

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

     exercising any such right if, in Lender's judgment, such action would modify or in any way adversely change Borrower's rights under the Pledged Collateral or any part thereof.

         (ii) Borrower shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all

              (A) dividends paid or payable, other than in cash, in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

              (B) dividends and other distributions paid or payable in cash (a) in respect of any Pledged Collateral in connection with a total liquidation or dissolution or (b) from capital, capital surplus or paid in surplus, and

              (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

     shall be, and shall be forthwith delivered to Lender to hold as, Pledged Collateral and shall, if received by Borrower, be received in trust for the benefit of Lender, be segregated from the other property or funds of Borrower, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

         (iii) Lender hereby authorizes Borrower to exercise all voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence of a Default or an Event of Default:

         (i) Upon the request of Lender, all rights of Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in Lender, and Lender shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

         (ii) All dividends which are received by Borrower contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of Borrower and shall be

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

     forthwith paid over to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

         SECTION 7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. (a) Borrower agrees that it will neither (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral or proceeds thereof, nor (iii) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Pledged Collateral except in the case of clauses (ii) and (iii) for the security interest under and any financing statements filed pursuant to this Pledge Agreement.

         (b) Borrower agrees that it will (i) cause ABCIC not to issue any stock or other securities in addition to or in substitution for the Pledged Shares except for the ABCIC Preferred and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

         SECTION 8. LENDER APPOINTED ATTORNEY-IN-FACT. Borrower hereby appoints Lender as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Borrower representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, which appointment is irrevocable and coupled with an interest; PROVIDED, HOWEVER, Lender agrees it will only exercise such rights upon the occurrence and during the continuance of an Event of Default.

         Without limiting the generality of the foregoing, the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Lender's name or in the name of the Borrower, to (i) ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Pledged Collateral, (ii) endorse checks, drafts, orders and other instruments for the payment of money payable to the Borrower representing any interest or dividend, or other distribution payable on or with respect to the Pledged Collateral or any part thereof or on account thereof and give full discharge for the same, (iii) settle, compromise, prosecute or defend any action, claim or proceeding with respect to any of the foregoing, and (iv) sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with

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

respect to the Pledged Collateral or any part thereof or the moneys due or to become due on or with respect thereto or any property covered thereby, and no action taken by the Lender or omitted to be taken with respect to the Pledged Collateral or any party thereof shall give rise to any defense, counterclaim or offset in favor of the Borrower or to any claim or action against the Lender, except in the case of the gross negligence or willful misconduct of the Lender.

         SECTION 9. LENDER MAY PERFORM. If Borrower fails to perform any agreement contained herein, Lender may itself perform or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 12.

         SECTION 10. LENDER'S DUTIES AND REASONABLE CARE. The powers conferred on Lender hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 11. REMEDIES. Subject to Section 13, if any Event of Default shall have occurred:

         (a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "UCC"), and Lender may also, without notice, except as specified below, collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and may forthwith sell, assign, give an option or options, purchase, contracts to sell or otherwise dispose and deliver the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable, with the right of Lender or any purchaser upon any such sale or sales, public or private, to purchase the whole or any part of the Pledged Collateral sold free of any right or equity of redemption in the Pledged Collateral, which right or equity is hereby expressly waived and released. Borrower agrees that, to the extent notice of sale shall be required by Law, at least ten (10) days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place

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

fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall first be applied to satisfy all of Borrower's obligations under Section 12 and then be applied in whole or in part by Lender against, all or any part of the obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all Obligations shall be paid over to Borrower or to whosoever may be lawfully entitled to receive such surplus. If the proceeds of the sale of the Collateral are insufficient to pay all the Obligations Borrower agrees to pay upon demand any deficiency to Lender.

         The Borrower recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Pledge Collateral, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions, and notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the Borrower or ABCIC or issuer thereof to register it for public sale.

         SECTION 12. INDEMNITY AND EXPENSES. (a) Borrower hereby indemnifies Lender from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses, damages or liabilities resulting from Lender's gross negligence and willful misconduct.

         (b) Borrower will upon demand pay to Lender the amount of any and all expenses, including the fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) any amendment to this Pledge Agreement; (ii) the administration of this Pledge Agreement; (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (iv) the exercise or enforcement of any of the rights of Lender hereunder; or (v) the failure by Borrower to perform or observe any of the provisions hereof.

         SECTION 13. PRIOR REGULATORY APPROVALS. Notwithstanding any provision of this Pledge Agreement to the contrary, the Lender may not exercise control over ABCIC without the prior approval of the Florida Department of Insurance in accordance with the Florida Insurance Law.

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

         SECTION 14. PRIVATE SALE. The Lender shall incur no liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to Section 11 hereof conducted in a commercially reasonable manner. The Borrower hereby waives any claims against the Lender arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Agent accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.

         SECTION 15. AMENDMENTS, ETC. No amendment or waiver of any provision of this Pledge Agreement, nor consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 16. ADDRESSES FOR NOTICES. All notices and other communications to any party hereto provided for hereunder shall be in writing and mailed or delivered by messenger or sent by facsimile, addressed to such party at the address of such party specified in the Term Loan Agreement. Notices shall be effective upon receipt.

         SECTION 17. CONTINUING SECURITY INTEREST; TRANSFER OF TERM LOAN FACILITIES. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Borrower, its successors and assigns, and (iii) inure to the benefit of Lender and its successors. Upon the payment in full of the Obligations, Borrower shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 18. GOVERNING LAW; TERMS. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or in the Term Loan Agreement, terms defined in
Article 9 of the UCC are used herein as therein defined.

         SECTION 19. SEVERABILITY. In the event any one or more of the provisions of this Pledge Agreement should be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Pledge Agreement shall not in any way be affected or impaired thereby.

         SECTION 20. RIGHTS CUMULATIVE. The rights and remedies herein provided and in all other agreements, instruments and documents delivered concurrently herewith are cumulative and are in addition to and not exclusive of any rights or remedies provided by

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Law, including, without limitation, the rights and remedies of a secured party under the UCC of New York.

         SECTION 21. MISCELLANEOUS. This Pledge Agreement is in addition to and not in limitation of any other rights and remedies Lender may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Borrower or any other Person or by law or otherwise. If any provision of this Pledge Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder.

         SECTION 22. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart.

         SECTION 23. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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

         IN WITNESS WHEREOF, Borrower has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                ASSOCIATED BUSINESS & COMMERCE
                                                 HOLDINGS, INC.

                                                By  /S/ LAWRENCE J. MARCHBANKS
                                                  -----------------------------
                                                   Name: Lawrence J. Marchbanks
                                                   Title: Chairman of the Board

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

                                   SCHEDULE I

                 Attached to and forming a part of that certain
                 Pledge Agreement dated as of December 4, 1996,
                             by Borrower to Lender.

                                    CLASS      CERTIFICATE      % OF TOTAL     PAR VALUE   NUMBER OF
STOCK ISSUER                       OF STOCK       NO(S).     STOCK OF ISSUER   OF SHARES    SHARES
------------                      ----------    -----------  ---------------   ---------   ---------
Associated Business & Commerce     Common                          100%         $1.00        102,501
Insurance Corporation

Associated Business & Commerce   Convertible                       100%         $1.00      3,200,000
Insurance Corporation            Preferred,
                                  Series B

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